[EATON VANCE LOGO]

                                                      [STATUE OF LIBERTY PHOTO]




  Annual Report December 31, 2000


                                  EATON VANCE
[WHITE HOUSE PHOTO]               GOVERNMENT
                                  OBLIGATIONS
                                     FUND




             [FLAG PHOTO]

Eaton Vance Government Obligations Fund as of December 31, 2000

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES  B. HAWKES]
James B. Hawkes
President

Eaton Vance Government Obligations Fund Class A shares had a total return of 9.12% for the year ended December 31, 2000.(1) That return was the result of an increase in net asset value per share from $9.70 on December 31, 1999 to $9.81 on December 31, 2000, and the reinvestment of $0.734 in dividends.

Class B shares had a total return of 8.33% for the same period, the result of an increase in NAV from $8.35 to $8.45, and the reinvestment of $0.566 in dividends.(1)

Class C shares had a total return of 8.19% for the same period, the result of an increase in NAV from $8.36 to $8.45, and the reinvestment of $0.566 in dividends.(1)

By comparison, the Lehman Brothers Intermediate Government Bond Index - a widely recognized, unmanaged index of intermediate-maturity U.S. government bonds - had a total return of 10.47% for the same period.(2)


Amid a weakening economy, bonds outperformed equities for the first time since 1992...
This year marked a major recovery for the bond market, the first year since 1992 in which bonds outpaced stocks. The market benefited from a growing realization in the second half of the year that the Federal Reserve had finished its program of rate increases and would likely lower rates in 2001.

Bond investors' bullish sentiments were further strengthened by an announcement that the U.S. government would begin repurchasing some of its long-term Treasury bonds. That decision, together with increasing estimates of the Federal budget surplus, provided an excellent climate for most fixed-income markets in 2000.


Mortgage-backed securities remain an attractive income alternative for quality-conscious investors...
With the Federal Reserve having eased its monetary policy, the bond market appears well-positioned for 2001. The past year has once again emphasized the cyclicality of the financial markets and proven the importance of having a well-diversified portfolio. In times of economic uncertainty, fixed-income investments such as mortgage-backed securities, U.S. Treasury bonds and U.S. government agencies may provide the quality, liquidity and peace of mind these times require. We believe that Eaton Vance Government Obligations Fund, with its emphasis on the seasoned sector of the mortgage securities market, will continue to provide attractive competitive returns for conservative fixed-income investors.


                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             February 6, 2001

--------------------------------------------------------------------------------
Fund Information
as of December 31, 2000

Performance(3)                                         Class A   Class B   Class C
----------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------------
One Year                                                 9.12%     8.33%     8.19%
Five Years                                               5.36      4.58      4.48
Ten Years                                                6.68      N.A.      N.A.
Life of Fund+                                            8.27      4.71      4.54
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------------
One Year                                                 3.98%     3.33%     7.19%
Five Years                                               4.34      4.28      4.48
Ten Years                                                6.16      N.A.      N.A.
Life of Fund+                                            7.95      4.71      4.54

+Inception Dates - Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93

Diversification by Sectors(4)
-----------------------------
Federal Home Loan Mortgage Corp. 36.2%
Federal National Mortgage Assn. 35.0%
Agency Debentures 18.7%
Government National Mortgage Assn. 7.2%
Other 2.9%

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges
(CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. (4) Because the Portfolio is actively managed, Sector Diversification is subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Government Obligations Fund as of December 31, 2000

MANAGEMENT DISCUSSION

[PHOTO OF SUSAN SCHIFF]
Susan Schiff
Portfolio Manager

AN INTERVIEW WITH SUSAN SCHIFF, PORTFOLIO MANAGER OF GOVERNMENT OBLIGATIONS PORTFOLIO.

Q: Susan, the bond market engineered a strong recovery following last year's disappointing performance. In your view, what factors contributed to the turnaround of the government bond market in 2000?

A: During the first half of 2000, the Federal Reserve maintained its restrictive monetary policy in an attempt to discourage inflation. One major Fed concern was sharply higher energy prices, which had skyrocketed in the last year. By mid-year, however, there was growing evidence of an economic slowdown, with weaker corporate earnings and slower consumer activity. In addition, after years of double-digit gains, the sharp declines in the stock market took a toll on consumer confidence. The Treasury markets responded favorably to thesesigns, and rallied strongly.

   In the second half of the year, the Federal Reserve adopted a more accommodative policy, initially signalling that its string of rate hikes was nearing an end. Amid more anecdotal and statistical evidence of a weakening economy, the Fed dramatically lowered its benchmark Federal funds rate on January 3, 2001. Reflecting the improving interest rate outlook, yields for 5-year Treasuries, which had started the year at 6.34%, stood at 4.75% by year-end. That represents a decline of 159 basis points (1.59%) and a strong underpinning for the market rally.

Q: How would you evaluate the Fund's performance in 2000?

A: The Fund fared well in 2000 and participated in the Treasury bond rally.
   For the year ended December 31, 2000, Government Obligations Fund's Class A shares outperformed the 8.56% average return of its Short-Intermediate U.S. Government funds peer group, according to Lipper Inc., a nationally recognized monitor of mutual fund performance.(1)

   Spreads for mortgage-backed securities (MBS) narrowed in the first half of the year. However, with increasing signs of a weaker economy, MBS spreads - including the Portfolio's seasoned MBS - widened in the second half. As I've indicated in past reports, seasoned MBS are those which have been outstanding for many years and have been characterized by relatively stable prepayment rates. Thus, in my view, that widening of seasoned MBS spreads was overdone.


--------------------------------------------------------------------------------
Prepayment Rates(2)
----------------------------------
Government Obligations Portfolio vs. Generic 9% FNMAs

                         Generic         Seasoned
          Mar-91               5            13.4
          Apr-91             6.1            12.8
          May-91               7            16.1
          Jun-91             6.7            16.2
          Jul-91             6.6            16.5
          Aug-91             6.2            16.1
          Sep-91             5.5            15.2
          Oct-91             6.3            15.5
          Nov-91             7.8            14.1
          Dec-91            10.3            15.4
          Jan-92            13.2            15.7
          Feb-92            19.7            18.1
          Mar-92            26.5            22.4
          Apr-92            22.8            22.5
          May-92            18.3            22.2
          Jun-92            18.1            19.5
          Jul-92            19.2            14.2
          Aug-92            31.1            16.5
          Sep-92            46.9            14.1
          Oct-92            52.4            17.3
          Nov-92            50.2            17.8
          Dec-92            45.5            18.5
          Jan-93            29.5            18.1
          Feb-93            25.3            15.3
          Mar-93            42.3            17.2
          Apr-93            58.3            18.2
          May-93            61.9            18.7
          Jun-93              63            21.4
          Jul-93            54.3            22.4
          Aug-93              56            21.9
          Sep-93            57.2            24.6
          Oct-93              58            21.2
          Nov-93            62.2            22.6
          Dec-93            62.7            27.6
          Jan-94            50.9            23.9
          Feb-94            43.2            21.1
          Mar-94            49.7            23.5
          Apr-94            40.7            23.4
          May-94              32            23.3
          Jun-94              25            20.5
          Jul-94            19.5            17.2
          Aug-94            20.1            15.9
          Sep-94            17.5            14.3
          Oct-94            14.1            14.5
          Nov-94            12.1            11.8
          Dec-94            10.8            13.7
          Jan-95               7            10.5
          Feb-95             6.3            10.6
          Mar-95             7.7            11.1
          Apr-95               8            12.4
          May-95            13.9            12.7
          Jun-95            15.7            12.8
          Jul-95              21            13.5
          Aug-95            24.6            15.8
          Sep-95            19.8            14.4
          Oct-95            21.1            14.7
          Nov-95            21.2            14.5
          Dec-95            23.5            13.2
          Jan-96            22.9            12.6
          Feb-96            27.3            14.3
          Mar-96            29.9            17.2
          Apr-96            29.9              17
          May-96            24.5              19
          Jun-96            17.7            15.2
          Jul-96              17            15.5
          Aug-96            15.4            14.5
          Sep-96            14.9            14.3
          Oct-96            15.7            13.2
          Nov-96            15.4              13
          Dec-96            18.1            13.4
          Jan-97            16.6            14.3
          Feb-97              15            13.7
          Mar-97            17.5            15.5
          Apr-97            17.9            15.2
          May-97            16.8            14.2
          Jun-97            16.1            15.6
          Jul-97            17.7            16.6
          Aug-97            18.5            15.3
          Sep-97            22.1            15.4
          Oct-97            23.9            15.2
          Nov-97            21.7            15.9
          Dec-97            26.3            16.9
          Jan-98              22            17.3
          Feb-98            31.3            18.9
          Mar-98            42.6            19.3
          Apr-98            41.3            24.3
          May-98            38.3            23.3
          Jun-98            38.3            21.9
          Jul-98            36.8            21.5
          Aug-98            34.1            21.5
          Sep-98              34            20.6
          Oct-98              34            21.2
          Nov-98            34.8            27.5
          Dec-98            37.6            27.5
          Jan-99            35.8              25
          Feb-99              37            23.3
          Mar-99            40.9            25.3
          Apr-99              39            24.2
          May-99              37           21.75
          Jun-99            38.9            22.8
          Jul-99            34.3            22.3
          Aug-99            31.7            21.3
          Sep-99            26.9            16.9
          Oct-99            23.1            17.1
          Nov-99            22.6            16.6
          Dec-99            21.6            18.7
          Jan-00            15.6            15.3
          Feb-00            16.6            15.7
          Mar-00            18.3            16.8
          Apr-00            16.2            15.7
          May-00            17.8            15.1
          Jun-00            17.9            15.6
          Jul-00            17.4            13.4
          Aug-00            20.1            12.5
          Sep-00            19.6            14.4
          Oct-00            22.2            14.5
          Nov-00            21.2            14.7
          Dec-00              22            14.8

This chart compares the prepayment rates of the Portfolio's seasoned FNMA securities with those of unseasoned generic FNMA securities. The data starts at the Fund's inception in Mar-91 and extends through Dec-00

(1) It is not possible to invest directly in an Index or Lipper Classification.

(2) Chart compares annualized monthly principal prepayment rates of the Portfolio's seasoned mortgage-backed securities (green line) with those of generic 30-year FNMA 9% mortgage-backed securities. Sources: Lehman Brothers; Bloomberg L.P.; Eaton Vance Management.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

Eaton Vance Government Obligations Fund as of December 31, 2000
MANAGEMENT DISCUSSION CONT'D

Federal Home Loan Mortgage Corp. (Freddie Mac) bonds represented around 19% of the Portfolio's investments at December 31. As Treasury yields declined, Freddie Mac yield spreads - the yield differential between the agency's bonds and Treasury bonds of similar maturity - widened slightly. While that hindered performance somewhat, we believe that agencies, with their high quality and attractive yields, continue to represent good value.

Q: You mentioned that seasoned mortgage-backed securities spreads widened more than expected in the second half of the year. What caused that underperformance?

A: It's a fairly recent phenomenon. As it became increasingly evident that the economy was slowing and that interest rates would likely head lower, investors assumed that all mortgage prepayment rates would rise. While that's a logical assumption for generic MBS, seasoned MBS have historically tended to display significantly more stable prepayment rates. For the market to treat them the same as their generic counterparts was irrational.

   It's likely that, as investors become increasingly familiar with the differences in seasoned prepayment rates, that market anomaly could disappear, as has been the historical trend.

Q: Do actual prepayment rates support that line of reasoning?

A: Absolutely. Historically, following occasions when the Fed has eased credit, the prepayment rates for generic MBS have tended to rise sharply. In contrast, the rise in seasoned prepayment rates has been much less dramatic. This has been true in recent cycles, including the recession in 1991, the Fed's easing in 1995 and the flight to quality during the Asian crisis of 1998. On each of those occasions, there were assumptions of widespread mortgage refinancings by homeowners, even within the seasoned sector of the MBS market. But, throughout each of those events, the prepayment rates of seasoned MBS remained in a much narrower range than those of generic MBS. However, the mistaken assumptions caused spreads to widen significantly, creating an unusually good buying opportunity in seasoned MBS.

Q: How have you positioned the Fund in recent months?

A: We have maintained a diversified coupon mix among the Portfolio's mortgage-backed securities. That enhances the Portfolio's flexibility in two ways. The higher-coupon securities, with coupons from 12% to 15%, provide an excellent source of income and, because they are seasoned, relative insulation from early prepayment. The lower-coupon securities provide relatively little incentive for homeowners to refinance. That means very stable cash flows for investors and a continuing yield advantage over Treasury bonds with similar maturities.

   In addition, the Fund's charter provides the flexibility to adjust duration in response to changing market conditions. Given the more accommodative monetary stance of the Federal Reserve, we believe that the outlook for interest rates is favorable. Accordingly, we have increased our duration slightly. In a declining interest rate environment, longer duration securities tend to perform better than shorter duration investments.

Q: What is your outlook for the mortgage securities market in the coming year?

A: With the Federal Reserve having pointed to a softer economy, the outlook for fixed-income investments has improved significantly. Lower rates should provide a favorable background for bonds. As in recent cycles, the Fed is likely to push for a soft landing. A period of lower-to-stable rates would provide a good climate for mortgage-backed securities.

   In my view, the seasoned segment of the MBS market is undervalued. Moreover, with an uncertain outlook for the economy and the equity markets, investors may find the yield advantage of the MBS market very attractive. Therefore, I believe the Portfolio is well-positioned for the coming year.

Eaton Vance Government Obligations Fund as of December 31, 2000
MANAGEMENT DISCUSSION CONT'D

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GOVERNMENT OBLIGATIONS FUND-CLASS A VS. THE LEHMAN BROS. GOVT. BOND INDEX AND THE LIPPER SHORT-INTERIM GOVT. FUND CLASSIFICIATION*

December 31, 1990-December 31, 2000

                                  FUND              FUND     LEHMAN INTERM.
                              VALUE AT        VALUE WITH          GOVT BOND           Lipper Short-Interm.
DATE                               NAV      SALES CHARGE              INDEX      Govt. Fund Classification
-----------------------------------------------------------------------------------------------------------
12/31/1990                     $10,000            $9,525            $10,000                        $10,000
1/31/1991                      $10,117            $9,634            $10,103                        $10,102
2/28/1991                      $10,164            $9,678            $10,164                        $10,158
3/31/1991                      $10,211            $9,724            $10,220                        $10,216
4/30/1991                      $10,332            $9,838            $10,326                        $10,319
5/31/1991                      $10,379            $9,884            $10,384                        $10,374
6/30/1991                      $10,419            $9,922            $10,393                        $10,386
7/31/1991                      $10,524           $10,021            $10,505                        $10,503
8/31/1991                      $10,733           $10,220            $10,704                        $10,685
9/30/1991                      $10,905           $10,385            $10,886                        $10,849
10/31/1991                     $11,050           $10,523            $11,011                        $10,969
11/30/1991                     $11,159           $10,626            $11,140                        $11,076
12/31/1991                     $11,442           $10,896            $11,411                        $11,323
1/31/1992                      $11,327           $10,787            $11,301                        $11,199
2/29/1992                      $11,375           $10,832            $11,336                        $11,242
3/31/1992                      $11,295           $10,755            $11,291                        $11,198
4/30/1992                      $11,343           $10,801            $11,393                        $11,284
5/31/1992                      $11,472           $10,925            $11,563                        $11,441
6/30/1992                      $11,614           $11,060            $11,729                        $11,590
7/31/1992                      $11,788           $11,226            $11,954                        $11,770
8/31/1992                      $11,901           $11,333            $12,076                        $11,885
9/30/1992                      $12,067           $11,491            $12,243                        $12,027
10/31/1992                     $11,962           $11,391            $12,096                        $11,890
11/30/1992                     $11,910           $11,341            $12,044                        $11,866
12/31/1992                     $12,047           $11,472            $12,202                        $12,012
1/31/1993                      $12,281           $11,695            $12,428                        $12,199
2/28/1993                      $12,507           $11,910            $12,612                        $12,356
3/31/1993                      $12,614           $12,012            $12,658                        $12,408
4/30/1993                      $12,723           $12,116            $12,757                        $12,490
5/31/1993                      $12,712           $12,105            $12,722                        $12,480
6/30/1993                      $12,850           $12,236            $12,906                        $12,635
7/31/1993                      $12,933           $12,316            $12,932                        $12,675
8/31/1993                      $13,095           $12,470            $13,125                        $12,837
9/30/1993                      $13,157           $12,529            $13,178                        $12,869
10/31/1993                     $13,174           $12,545            $13,209                        $12,895
11/30/1993                     $13,111           $12,486            $13,144                        $12,823
12/31/1993                     $13,163           $12,535            $13,198                        $12,875
1/31/1994                      $13,267           $12,634            $13,329                        $12,997
2/28/1994                      $13,124           $12,498            $13,146                        $12,851
3/31/1994                      $12,920           $12,303            $12,954                        $12,666
4/30/1994                      $12,804           $12,193            $12,870                        $12,571
5/31/1994                      $12,794           $12,183            $12,880                        $12,572
6/30/1994                      $12,792           $12,181            $12,882                        $12,571
7/31/1994                      $12,954           $12,336            $13,051                        $12,719
8/31/1994                      $12,986           $12,366            $13,089                        $12,750
9/30/1994                      $12,879           $12,264            $12,981                        $12,657
10/31/1994                     $12,883           $12,268            $12,984                        $12,658
11/30/1994                     $12,839           $12,226            $12,926                        $12,615
12/31/1994                     $12,896           $12,280            $12,968                        $12,654
1/31/1995                      $13,095           $12,470            $13,179                        $12,841
2/28/1995                      $13,353           $12,716            $13,433                        $13,056
3/31/1995                      $13,431           $12,790            $13,507                        $13,129
4/30/1995                      $13,586           $12,938            $13,664                        $13,261
5/31/1995                      $13,932           $13,267            $14,049                        $13,598
6/30/1995                      $14,007           $13,339            $14,139                        $13,670
7/31/1995                      $13,982           $13,314            $14,145                        $13,676
8/31/1995                      $14,144           $13,469            $14,262                        $13,788
9/30/1995                      $14,233           $13,554            $14,358                        $13,880
10/31/1995                     $14,428           $13,739            $14,515                        $14,017
11/30/1995                     $14,568           $13,873            $14,692                        $14,161
12/31/1995                     $14,697           $13,995            $14,837                        $14,289
1/31/1996                      $14,802           $14,096            $14,962                        $14,393
2/29/1996                      $14,638           $13,939            $14,804                        $14,273
3/31/1996                      $14,603           $13,906            $14,736                        $14,226
4/30/1996                      $14,574           $13,878            $14,693                        $14,201
5/31/1996                      $14,541           $13,847            $14,686                        $14,190
6/30/1996                      $14,739           $14,035            $14,835                        $14,316
7/31/1996                      $14,769           $14,064            $14,881                        $14,360
8/31/1996                      $14,766           $14,061            $14,898                        $14,378
9/30/1996                      $15,006           $14,289            $15,091                        $14,553
10/31/1996                     $15,224           $14,497            $15,338                        $14,767
11/30/1996                     $15,435           $14,698            $15,523                        $14,924
12/31/1996                     $15,361           $14,628            $15,440                        $14,870
1/31/1997                      $15,399           $14,664            $15,499                        $14,939
2/28/1997                      $15,508           $14,768            $15,524                        $14,973
3/31/1997                      $15,449           $14,712            $15,436                        $14,901
4/30/1997                      $15,559           $14,816            $15,610                        $15,057
5/31/1997                      $15,671           $14,923            $15,731                        $15,162
6/30/1997                      $15,791           $15,037            $15,866                        $15,283
7/31/1997                      $16,097           $15,329            $16,159                        $15,510
8/31/1997                      $16,005           $15,241            $16,097                        $15,486
9/30/1997                      $16,169           $15,397            $16,272                        $15,631
10/31/1997                     $16,332           $15,552            $16,461                        $15,772
11/30/1997                     $16,335           $15,555            $16,498                        $15,801
12/31/1997                     $16,476           $15,690            $16,632                        $15,914
1/31/1998                      $16,596           $15,804            $16,849                        $16,079
2/28/1998                      $16,584           $15,792            $16,831                        $16,080
3/31/1998                      $16,613           $15,820            $16,884                        $16,128
4/30/1998                      $16,622           $15,828            $16,964                        $16,192
5/31/1998                      $16,726           $15,928            $17,081                        $16,296
6/30/1998                      $16,819           $16,016            $17,196                        $16,375
7/31/1998                      $16,828           $16,024            $17,262                        $16,436
8/31/1998                      $17,189           $16,369            $17,588                        $16,653
9/30/1998                      $17,490           $16,655            $17,999                        $16,921
10/31/1998                     $17,229           $16,407            $18,029                        $16,912
11/30/1998                     $17,308           $16,481            $17,973                        $16,909
12/31/1998                     $17,391           $16,561            $18,043                        $16,990
1/31/1999                      $17,415           $16,584            $18,124                        $17,071
2/28/1999                      $17,292           $16,466            $17,875                        $16,912
3/31/1999                      $17,438           $16,605            $17,994                        $17,026
4/30/1999                      $17,530           $16,694            $18,043                        $17,077
5/31/1999                      $17,421           $16,590            $17,932                        $16,981
6/30/1999                      $17,284           $16,459            $17,958                        $16,964
7/31/1999                      $17,322           $16,496            $17,960                        $16,945
8/31/1999                      $17,211           $16,389            $17,986                        $16,946
9/30/1999                      $17,461           $16,628            $18,140                        $17,117
10/31/1999                     $17,499           $16,664            $18,176                        $17,162
11/30/1999                     $17,522           $16,686            $18,188                        $17,182
12/31/1999                     $17,488           $16,653            $18,131                        $17,151
1/31/2000                      $17,433           $16,601            $18,070                        $17,072
2/29/2000                      $17,609           $16,769            $18,220                        $17,210
3/31/2000                      $17,662           $16,819            $18,428                        $17,334
4/30/2000                      $17,711           $16,866            $18,420                        $17,350
5/31/2000                      $17,706           $16,861            $18,470                        $17,359
6/30/2000                      $17,991           $17,132            $18,763                        $17,629
7/31/2000                      $18,094           $17,231            $18,888                        $17,731
8/31/2000                      $18,296           $17,423            $19,099                        $17,920
9/30/2000                      $18,489           $17,606            $19,266                        $18,082
10/31/2000                     $18,624           $17,735            $19,398                        $18,181
11/30/2000                     $18,912           $18,009            $19,683                        $18,404
12/31/2000                     $19,083           $18,172            $20,030                        $18,671

Performance**                                             Class A      Class B      Class C
--------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------------------
One Year                                                    9.12%        8.33%        8.19%
Five Years                                                  5.36         4.58         4.48
Ten Years                                                   6.68         N.A.         N.A.
Life of Fund+                                               8.27         4.71         4.54
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------------------
One Year                                                    3.98%        3.33%        7.19%
Five Years                                                  4.34         4.28         4.48
Ten Years                                                   6.16         N.A.         N.A.
Life of Fund+                                               7.95         4.71         4.54

+  Inception Dates - Class A: 8/24/84; Class B: 11/1/93; Class C:11/1/93

*  Sources:TowersData, Bethesda, MD.; Lipper Inc.

The chart compares the Fund's total return with that of the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. The Chart also includes a comparison to the Lipper Short-Intermediate Government Funds Average, the fund peer classification of Eaton Vance Government Obligations Fund. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. An investment in the Fund's Class B shares on 11/1/93 at net asset value would have been worth $13,909 on December 31, 2000. An investment in the Fund's Class C shares on 11/1/93 at net asset value would have been worth $13,751 on December 31, 2000. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects 1% CDSC.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
------------------------------------------------------
Investment in Government Obligations
   Portfolio, at value
   (identified cost, $334,367,873)        $337,319,540
Receivable for Fund shares sold              1,451,595
------------------------------------------------------
TOTAL ASSETS                              $338,771,135
------------------------------------------------------
Liabilities
------------------------------------------------------
Dividends payable                         $    966,366
Payable for Fund shares redeemed               657,472
Payable to affiliate for service fees            1,139
Payable to affiliate for Trustees' fees          1,098
Accrued expenses                                93,977
------------------------------------------------------
TOTAL LIABILITIES                         $  1,720,052
------------------------------------------------------
NET ASSETS                                $337,051,083
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $399,831,611
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (64,765,829)
Accumulated distributions in excess of
   net investment income                      (966,366)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                          2,951,667
------------------------------------------------------
TOTAL                                     $337,051,083
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $183,657,003
SHARES OUTSTANDING                          18,713,492
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.81
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $9.81)       $      10.30
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $120,556,917
SHARES OUTSTANDING                          14,264,488
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 7)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.45
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 32,837,163
SHARES OUTSTANDING                           3,886,315
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 7)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.45
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
-----------------------------------------------------
Interest allocated from Portfolio         $26,563,672
Security lending income allocated from
   Portfolio                                1,054,085
Expenses allocated from Portfolio          (2,760,120)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $24,857,637
-----------------------------------------------------

Expenses
-----------------------------------------------------
Trustees' fees and expenses               $     4,002
Distribution and service fees
   Class A                                    323,985
   Class B                                    965,202
   Class C                                    270,707
Transfer and dividend disbursing agent
   fees                                       366,138
Registration fees                              65,984
Printing and postage                           60,284
Custodian fee                                  33,995
Legal and accounting services                  25,970
Miscellaneous                                  37,961
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,154,228
-----------------------------------------------------

NET INVESTMENT INCOME                     $22,703,409
-----------------------------------------------------

Realized and Unrealized Gain
(Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(4,930,893)
   Financial futures contracts             (2,104,942)
-----------------------------------------------------
NET REALIZED LOSS                         $(7,035,835)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $12,435,503
   Financial futures contracts             (1,464,006)
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $10,971,497
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 3,935,662
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $26,639,071
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
From operations --
   Net investment income                  $      22,703,409  $      27,587,946
   Net realized loss                             (7,035,835)       (11,191,123)
   Net change in unrealized
      appreciation (depreciation)                10,971,497        (15,566,780)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      26,639,071  $         830,043
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $     (13,821,499) $     (16,879,457)
      Class B                                    (6,996,495)        (8,336,774)
      Class C                                    (1,796,691)        (2,183,160)
   Tax return of capital
      Class A                                      (294,808)          (296,539)
      Class B                                      (221,463)          (191,103)
      Class C                                       (48,889)           (50,103)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (23,179,845) $     (27,937,136)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      80,729,796  $      54,672,404
      Class B                                    38,058,380         29,129,217
      Class C                                    15,656,625         11,327,693
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                     5,881,364          7,817,802
      Class B                                     2,750,836          3,536,778
      Class C                                       890,204          1,371,336
   Cost of shares redeemed
      Class A                                  (100,172,497)      (103,010,118)
      Class B                                   (38,385,232)       (38,992,175)
      Class C                                   (14,725,445)       (14,297,440)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      (9,315,969) $     (48,444,503)
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $      (5,856,743) $     (75,551,596)
------------------------------------------------------------------------------

                                          YEAR ENDED         YEAR ENDED
NET ASSETS                                DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
At beginning of year                      $     342,907,826  $     418,459,422
------------------------------------------------------------------------------
AT END OF YEAR                            $     337,051,083  $     342,907,826
------------------------------------------------------------------------------
Accumulated distributions in
excess of net investment income
included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $        (966,366) $      (1,055,090)
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS A
                                  -------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------
                                    2000(1)        1999(1)        1998(1)        1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.700       $ 10.400       $ 10.620      $ 10.680     $ 11.020
-----------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------
Net investment income              $  0.717       $  0.745       $  0.783      $  0.799     $  0.810
Net realized and unrealized
   gain (loss)                        0.127         (0.689)        (0.215)       (0.051)      (0.340)
-----------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  0.844       $  0.056       $  0.568      $  0.748     $  0.470
-----------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------
From net investment income         $ (0.718)      $ (0.743)      $ (0.781)     $ (0.801)    $ (0.810)
From tax return of capital           (0.016)        (0.013)        (0.007)       (0.007)          --
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.734)      $ (0.756)      $ (0.788)     $ (0.808)    $ (0.810)
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  9.810       $  9.700       $ 10.400      $ 10.620     $ 10.680
-----------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        9.12%          0.56%          5.56%         7.26%        4.52%
-----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $183,657       $195,162       $251,727      $276,781     $302,963
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.21%          1.23%          1.25%         1.24%        1.16%
   Interest expense(3)                 0.02%          0.02%          0.07%           --           --
   Net investment income               7.44%          7.43%          7.46%         7.57%        7.59%
Portfolio Turnover of the
   Portfolio                             22%            18%            48%           20%          11%
-----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   CLASS B
                                  -----------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  -----------------------------------------
                                    2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  8.350       $  8.950       $  9.140
---------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------
Net investment income              $  0.557       $  0.576       $  0.602
Net realized and unrealized
   gain (loss)                        0.109         (0.594)        (0.182)
---------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.666       $ (0.018)      $  0.420
---------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------
From net investment income         $ (0.550)      $ (0.569)      $ (0.603)
From tax return of capital           (0.016)        (0.013)        (0.007)
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.566)      $ (0.582)      $ (0.610)
---------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  8.450       $  8.350       $  8.950
---------------------------------------------------------------------------

TOTAL RETURN(2)                        8.33%         (0.20)%         4.76%
---------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $120,557       $116,913       $132,013
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.95%          1.98%          2.00%
   Interest expense(3)                 0.02%          0.02%          0.07%
   Net investment income               6.72%          6.68%          6.66%
Portfolio Turnover of the
   Portfolio                             22%            18%            48%
---------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   CLASS C
                                  -----------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  -----------------------------------------
                                    2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 8.360        $ 8.960        $ 9.130
---------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------
Net investment income               $ 0.551        $ 0.576        $ 0.607
Net realized and unrealized
   gain (loss)                        0.105         (0.594)        (0.172)
---------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.656        $(0.018)       $ 0.435
---------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------
From net investment income          $(0.550)       $(0.569)       $(0.599)
From tax return of capital           (0.016)        (0.013)        (0.006)
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.566)       $(0.582)       $(0.605)
---------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 8.450        $ 8.360        $ 8.960
---------------------------------------------------------------------------

TOTAL RETURN(2)                        8.19%         (0.20)%         4.92%
---------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $32,837        $30,833        $34,719
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               2.04%          1.98%          2.00%
   Interest expense(3)                 0.02%          0.02%          0.07%
   Net investment income               6.64%          6.67%          6.71%
Portfolio Turnover of the
   Portfolio                             22%            18%            48%
---------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase.
   Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sale charge (see Note 7). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.2% at December 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $59,705,249 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire on December 31, 2001 ($70,869), December 31, 2002 ($17,954,518), December 31,
   2003 ($2,688,390), December 31, 2004 ($10,207,058), December 31, 2005
   ($4,786,337), December 31, 2006 ($3,525,680), December 31, 2007 ($16,400,527)
   and December 31, 2008 ($4,071,870). At December 31, 2000, net capital losses of $647,270 attributable to security transactions incurred after October 31, 2000, are treated as arising on the first day of the Funds current taxable year.

 D Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in over-distributions for financial statement purposes only, are classified as distributions in excess of net investment income or accumulated net realized gain on investments. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   December 31, 2000, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss and paid-in capital of $5,952,346 due to permanent differences between book and tax accounting, primarily for expired capital loss carryforwards.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS A                                       2000          1999
    --------------------------------------------------------------------
    Sales                                       8,337,938     5,429,779
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  610,372       779,309
    Redemptions                               (10,350,487)  (10,290,836)
    --------------------------------------------------------------------
    NET DECREASE                               (1,402,177)   (4,081,748)
    --------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS B                                       2000          1999
    --------------------------------------------------------------------
    Sales                                       4,557,262     3,376,989
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  331,460       409,850
    Redemptions                                (4,626,290)   (4,535,401)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       262,432      (748,562)
    --------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS C                                       2000          1999
    --------------------------------------------------------------------
    Sales                                       1,864,268     1,324,515
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  107,172       158,824
    Redemptions                                (1,775,326)   (1,669,751)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       196,114      (186,412)
    --------------------------------------------------------------------

4 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2000, aggregated $133,442,502 and $170,116,189, respectively.

5 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds principal underwriter, received $10,700 as its portion of the sales charge on sales of Class A for the year ended December 31, 2000.

6 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 7) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $792,897 and $203,030 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2000, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At December 31, 2000, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $4,691,000 and $12,109,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers in amounts equal to 0.25% per annum of the Funds average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Funds average daily net assets attributable to Class A and Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Funds average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distributions fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 2000 amounted to $323,985, $172,305 and $67,677 for
   Class A, Class B, and Class C shares, respectively.

7 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see
   Note 6). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $359,000 and $10,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended
   December 31, 2000.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GOVERNMENT OBLIGATIONS FUND
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS

U.S. GOVERNMENT AGENCY DEBENTURES -- 21.8%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
6.45%, 4/29/09                                $ 2,000      $  1,979,060
Federal Home Loan Mortgage Corp.,
6.625%, 9/15/09(1)                             69,000        71,878,680
-----------------------------------------------------------------------
Total U.S. Government Agency Debentures
   (identified cost, $70,473,200)                          $ 73,857,740
-----------------------------------------------------------------------

MORTGAGE PASS-THROUGHS -- 91.6%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
   5.00%, with various maturities to
   2003                                       $    54      $     52,870
   5.25%, with maturity at 2005                    33            32,522
   5.50%, with various maturities to
   2011                                           126           123,883
   6.00%, with various maturities to
   2022                                           525           519,117
   6.25%, with various maturities to
   2013                                           141           139,776
   6.50%, with various maturities to
   2022                                         7,341         7,334,486
   6.75%, with various maturities to
   2008                                           129           128,908
   7.00%, with various maturities to
   2019                                         3,371         3,388,761
   7.25%, with maturity at 2003                   253           253,195
   7.50%, with various maturities to
   2020                                         6,409         6,541,158
   7.75%, with various maturities to
   2018                                         1,134         1,150,130
   7.78%, with maturity at 2022                 2,591         2,714,679
   8.00%, with various maturities to
   2026                                        32,325        33,407,152
   8.15%, with maturity at 2021                   954           997,651
   8.25%, with various maturities to
   2017                                        11,923        12,292,933
   8.50%, with various maturities to
   2025                                        16,236        16,904,582
   8.75%, with various maturities to
   2016                                         7,232         7,470,649
   9.00%, with various maturities to
   2020                                        14,316        14,918,002
   9.25%, with various maturities to
   2011                                         4,778         5,008,040
   9.50%, with various maturities to
   2022                                         2,807         2,976,684
   9.75%, with various maturities to
   2018                                         1,789         1,889,743
   10.00%, with various maturities to
   2017                                            89            95,970
   10.50%, with maturity at 2018                1,088         1,201,610
   11.00%, with various maturities to
   2019                                         3,159         3,488,009
   11.50%, with maturity at 2015                  299           334,688
   12.00%, with various maturities to
   2019                                         1,001         1,129,494
   12.25%, with various maturities to
   2019                                         1,038         1,176,209
   12.50%, with various maturities to
   2019                                         7,052         8,051,331
   12.75%, with various maturities to
   2015                                           357           408,043
   13.00%, with various maturities to
   2019                                         1,975         2,290,724
   13.25%, with various maturities to
   2019                                           179           208,499
   13.50%, with various maturities to
   2019                                         2,207         2,550,319
                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
   14.00%, with various maturities to
   2016                                       $   837      $    982,821
   14.50%, with various maturities to
   2014                                            97           113,318
   14.75%, with maturity at 2010                  296           345,262
   15.00%, with various maturities to
   2013                                           415           497,894
   15.25%, with maturity at 2012                   37            45,266
   15.50%, with various maturities to
   2012                                            50            60,160
   16.00%, with maturity at 2012                   53            64,582
   16.25%, with various maturities to
   2012                                           101           123,770
-----------------------------------------------------------------------
                                                           $141,412,890
-----------------------------------------------------------------------
Federal National Mortgage Assn.:
   0.25%, with maturity at 2014               $    35      $     29,333
   3.50%, with maturity at 2007                    30            28,942
   5.00%, with various maturities to
   2017                                            95            90,452
   5.25%, with maturity at 2006                    60            57,632
   5.50%, with various maturities to
   2006                                            47            46,011
   5.75%, with maturity at 2003                     5             4,940
   6.00%, with various maturities to
   2010                                           508           500,064
   6.25%, with various maturities to
   2007                                           102           100,766
   6.50%, with various maturities to
   2017                                           289           288,134
   6.75%, with various maturities to
   2007                                           121           120,068
   7.00%, with various maturities to
   2018                                         1,088         1,095,539
   7.25%, with various maturities to
   2017                                         1,444         1,464,161
   7.50%, with various maturities to
   2020                                         4,379         4,454,465
   7.75%, with various maturities to
   2008                                           468           475,480
   8.00%, with various maturities to
   2022                                        23,262        23,855,482
   8.25%, with various maturities to
   2025                                         9,403         9,717,810
   8.50%, with various maturities to
   2023                                        10,015        10,388,024
   8.75%, with various maturities to
   2017                                           518           537,258
   9.00%, with various maturities to
   2022                                        16,363        17,242,104
   9.25%, with various maturities to
   2016                                         1,773         1,866,675
   9.50%, with various maturities to
   2030                                        11,080        11,795,703
   9.75%, with maturity at 2019                   153           166,353
   10.00%, with various maturities to
   2025                                         3,701         4,051,047
   10.259%, with maturity at 2020               1,045         1,135,118
   10.50%, with maturity at 2018                1,367         1,515,926
   11.00%, with various maturities to
   2020                                         1,568         1,744,064
   11.50%, with various maturities to
   2016                                         2,155         2,414,440
   11.601%, with maturity at 2016               2,309         2,585,342
   11.75%, with various maturities to
   2017                                         1,458         1,645,526
   12.00%, with various maturities to
   2020                                         7,167         8,132,994
   12.25%, with various maturities to
   2015                                         1,268         1,446,641
   12.30%, with maturity at 2021                1,596         1,863,175
   12.50%, with various maturities to
   2021                                         7,170         8,191,990
   12.693%, with maturity at 2015               1,859         2,169,516
   12.75%, with various maturities to
   2015                                         1,201         1,370,563
   13.00%, with various maturities to
   2027                                         5,504         6,315,598

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
   13.25%, with various maturities to
   2015                                       $ 1,147      $  1,326,582
   13.50%, with various maturities to
   2015                                         3,122         3,657,406
   13.75%, with various maturities to
   2014                                            69            79,987
   14.00%, with various maturities to
   2014                                           177           210,319
   14.25%, with maturity at 2014                   34            40,730
   14.50%, with various maturities to
   2014                                           103           122,094
   14.75%, with maturity at 2012                1,894         2,264,392
   15.00%, with various maturities to
   2013                                         1,981         2,392,965
   15.50%, with maturity at 2012                  342           417,237
   15.75%, with maturity at 2011                   11            13,978
   16.00%, with maturity at 2012                1,536         1,878,368
-----------------------------------------------------------------------
                                                           $141,311,394
-----------------------------------------------------------------------
Government National Mortgage Assn.:
   7.25%, with various maturities to
   2022                                       $ 2,007      $  2,065,819
   7.50%, with maturity at 2017                   423           441,879
   8.00%, with various maturities to
   2017                                        16,011        16,619,159
   8.25%, with maturity at 2008                   202           208,832
   8.50%, with various maturities to
   2018                                           909           946,857
   9.00%, with maturity at 2011                   213           226,232
   10.00%, with maturity at 2025                1,569         1,706,553
   11.50%, with maturity at 2013                   93           103,967
   12.00%, with various maturities to
   2015                                         1,503         1,706,814
   12.50%, with various maturities to
   2019                                         2,777         3,188,134
   13.00%, with various maturities to
   2014                                           495           570,789
   13.50%, with various maturities to
   2012                                           125           144,340
   14.00%, with maturity at 2015                   33            39,230
   14.50%, with various maturities to
   2014                                            76            90,661
   15.00%, with various maturities to
   2013                                           385           467,187
   16.00%, with various maturities to
   2012                                           146           180,177
-----------------------------------------------------------------------
                                                           $ 28,706,630
-----------------------------------------------------------------------
Collateralized Mortgage Obligations:
   Federal Home Loan Mortgage Corp.
   Series B Class 3 100% FHLMC PC
   Collateral, 12.50%, due 2013               $    58      $     63,540
-----------------------------------------------------------------------
                                                           $     63,540
-----------------------------------------------------------------------
Total Mortgage Pass-Throughs
   (identified cost $311,526,582)                          $311,494,454
-----------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 2.1%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
U.S. Treasury Bond, 7.125%, 2/15/23(2)        $ 6,000      $  7,149,360
-----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (identified cost, $6,328,125)                           $  7,149,360
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.3%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Banque National De Paris Euro
Time-Deposit Cayman Island,
6.438%, 1/2/01                                $ 4,455      $  4,455,000
-----------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $4,455,000)                         $  4,455,000
-----------------------------------------------------------------------
Total Investments -- 116.8%
   (identified cost $392,782,907)                          $396,956,554
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (16.8)%                  $(56,966,440)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $339,990,114
-----------------------------------------------------------------------

 (1)  A portion of this security is on loan at December 31, 2000.
 (2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $392,782,907)        $396,956,554
Cash                                               256
Receivable for investments sold              1,093,914
Interest receivable                          4,248,980
Prepaid expenses                                 3,058
------------------------------------------------------
TOTAL ASSETS                              $402,302,762
------------------------------------------------------
Liabilities
------------------------------------------------------
Collateral for securities loaned          $ 59,886,751
Payable for investments purchased            2,210,993
Payable for daily variation margin on
   open financial futures contracts             78,761
Payable to affiliate for Trustees' fees          6,570
Accrued expenses                               129,573
------------------------------------------------------
TOTAL LIABILITIES                         $ 62,312,648
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $339,990,114
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $336,992,187
Net unrealized appreciation (computed on
   the basis of identified cost)             2,997,927
------------------------------------------------------
TOTAL                                     $339,990,114
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
-----------------------------------------------------
Interest                                  $26,595,651
Security lending income                     1,062,586
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $27,658,237
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 2,396,135
Trustees' fees and expenses                    22,487
Custodian fee                                 190,961
Legal and accounting services                  55,455
Interest expense                               79,407
Miscellaneous                                  19,966
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,764,411
-----------------------------------------------------

NET INVESTMENT INCOME                     $24,893,826
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(4,936,859)
   Financial futures contracts             (2,112,010)
-----------------------------------------------------
NET REALIZED LOSS                         $(7,048,869)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $12,478,450
   Financial futures contracts             (1,467,729)
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $11,010,721
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 3,961,852
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $28,855,678
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
From operations --
   Net investment income                  $      24,893,826  $      30,329,400
   Net realized loss                             (7,048,869)       (11,191,123)
   Net change in unrealized
      appreciation (depreciation)                11,010,721        (15,566,780)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      28,855,678  $       3,571,497
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $     136,165,725  $      96,382,421
   Withdrawals                                 (170,231,237)      (175,764,765)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $     (34,065,512) $     (79,382,344)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                $      (5,209,834) $     (75,810,847)
------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     345,199,948  $     421,010,795
------------------------------------------------------------------------------
AT END OF YEAR                            $     339,990,114  $     345,199,948
------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS

                                          YEAR ENDED
INCREASE (DECREASE) IN CASH               DECEMBER 31, 2000
-----------------------------------------------------------
Cash Flows From (Used For) Operating
   Activities --
   Purchase of investments                $     (79,688,183)
   Proceeds from sales of investments
      and principal repayments                   89,115,998
   Interest received, including net
      securities lending income                  27,650,097
   Interest paid                                    (79,407)
   Operating expenses paid                       (2,639,653)
   Net purchase of short-term
      investments                                (4,455,000)
   Financial futures contracts
      transactions                               (1,930,132)
   Increase in unrealized gain/loss from
      futures transactions                       (1,467,729)
   Net repayments for securities lending          8,386,950
-----------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES        $      34,892,941
-----------------------------------------------------------
Cash Flows From (Used For) Financing
   Activities --
   Proceeds from capital contributions    $     136,165,725
   Payments for capital withdrawals            (170,231,237)
   Demand note payable                             (800,000)
-----------------------------------------------------------
NET CASH USED FOR FINANCING ACTIVITIES    $     (34,865,512)
-----------------------------------------------------------

NET INCREASE IN CASH                      $          27,429
-----------------------------------------------------------

CASH AT BEGINNING OF YEAR                 $         (27,173)
-----------------------------------------------------------

CASH AT END OF YEAR                       $             256
-----------------------------------------------------------

Reconciliation of Net Increase in Net Assets
From Operations to Net Cash From
Operating Activities
-----------------------------------------------------------
Net increase in net assets from
   operations                             $      28,855,678
Decrease in receivable for investments
   sold                                             114,774
Increase in payable for investments
   purchased                                      2,210,993
Decrease in interest receivable                      68,414
Decrease in receivable for variation
   margin                                           181,878
Decrease in payable to affiliate                       (535)
Increase in accrued expenses                         45,886
Increase in prepaid expenses                         (3,058)
Increase in collateral for securities
   loaned                                         8,386,950
Net increase in investments                      (4,968,039)
-----------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES        $      34,892,941
-----------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------
                                    2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Operating expenses                 0.84%        0.83%        0.82%        0.83%        0.82%
   Interest expense                   0.02%        0.02%        0.07%          --           --
   Net investment income              7.77%        7.79%        7.85%        7.95%        7.88%
Portfolio Turnover                      22%          18%          48%          20%          11%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $339,990     $345,200     $421,011     $433,107     $455,523
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high current return by investing primarily in mortgaged-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than mortgage backed, pass-through securities) are normally valued at the mean between the latest available bid and asked prices for securities for which the over-the-counter market is the primary market. Debt securities may also be valued on the basis of valuations furnished by a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount when required for federal income tax purposes. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised guide will require the Portfolio to amortize market premium on all fixed-income securities and to classify gains and losses realized on prepayments received on mortgage-backed securities, presently included in realized gains/losses, as part of interest income. Adopting this accounting policy will not affect the Portfolio's net assets, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Portfolio expects that the impact of the adoption of market premium amortization for fixed-income securities will not be material to the financial statements.

 C Gains and Losses From Security Transactions -- For book purposes, gains or losses are not recognized until disposition. For federal tax purposes, the Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving options and financial futures contracts in determining recognized gains or losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to market on a daily basis resulting in the recognition of taxable gains or losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

 D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2000, $5,193 in credit balances were used to reduce the Portfolio's custodian fee.

 F Written Options -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

 G Purchased Options -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. For tax purposes, the Portfolio's options are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

 H Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

   If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. For tax purposes, such futures contracts are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

 I Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

 J Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 K Statement of Cash Flows -- The cash amount shown in the Statement of Cash
   Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments at December 31, 2000.

2 Purchases and Sales of Investments
-------------------------------------------
   Purchases, sales and paydowns of investments, other than short-term obligations, aggregated $81,899,176, $20,948,468, and $68,052,756, respectively.

3 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2000, the fee was equivalent to 0.75% of the Portfolio's average net assets for such period and amounted to $2,396,135. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2000, no significant amounts have been deferred.
   Certain officers and Trustees of the Portfolio are officers of the above organizations.

4 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 2000 was $748,087 and the average interest rate was 10.61%.

5 Securities Lending Agreement
-------------------------------------------
   The Portfolio has established a securities lending agreement with brokers in which the Portfolio lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio offsets a portion of the interest income received and amounted to $3,502,687 for the year ended December 31, 2000. At December 31, 2000, the value of the securities loaned and the value of the collateral amounted to approximately $57,295,000 and $59,887,000, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2000 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $398,378,677
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,184,093
    Gross unrealized depreciation               (4,606,216)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (1,422,123)
    ------------------------------------------------------

7 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2000 is as follows:

                              FUTURES CONTRACTS
    ----------------------------------------------------------------------
    EXPIRATION                                              NET UNREALIZED
    DATE        CONTRACTS                       POSITION    DEPRECIATION
    ----------------------------------------------------------------------
    3/01        560 US Treasury Five Year Note  Short       $  (1,175,720)
                 Futures

   At December 31, 2000, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF GOVERNMENT OBLIGATIONS PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the supplementary data present fairly, in all material respects, the financial position of Government Obligations Portfolio (the "Portfolio") at December 31, 2000, and the results of its operations, the changes in its net assets, its cash flows and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE GOVERNMENT OBLIGATIONS FUND

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Armin J. Lang
Vice President

Michael R. Mach
Vice President

Robert B. MacIntosh
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer
Hellman, Jordan Management Co., Inc.
President Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

GOVERNMENT OBLIGATIONS PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Susan Schiff
Vice President and
Portfolio Manager

Mark S. Venezia
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer
Hellman, Jordan Management Co., Inc.
President Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF GOVERNMENT OBLIGATIONS PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE GOVERNMENT OBLIGATIONS FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110




EATON VANCE GOVERNMENT OBLIGATIONS FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109




--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
140-2/01                                                                  GOSRC